UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 6, 2020

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 5 – Corporate Governance and Management.
Item 5.07 – Submission of Matters to a Vote of Security Holders.
The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 6, 2020 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 563,593,277 shares entitled to vote were received in connection with the Annual Meetings.
The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:
Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	477,212,175	48,500,943	1,306.189	36,573,968
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	474,478,228	51,987,768	553,312	36,573,968
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	507,889,958	18,569,284	560,066	36,573,968
4.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	508,076,715	18,398,571	544,022	36,573,968
5.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	499,876,123	26,590,839	552,346	36,573,968
6.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	472,994,162	53,463,132	562,014	36,573,968
7.	To re-elect Katie Lahey as a director of Carnival Corporation and Carnival plc	501,466,250	25,009,971	543,086	36,573,968
8.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	453,324,456	73,139,220	127,950	36,573,968
9.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	450,414,709	75,807,580	797,019	36,573,968
10.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	472,455,781	54,028,762	534,764	36,573,968
11.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	460,965,632	65,493,235	560,411	36,573,968

Other Matters.

12.	To approve, on a (non-binding) advisory basis, executive compensation	426,591,673	99,522,739	904,897	36,573,968
13.	To approve, on a (non-binding) advisory basis, the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)	444,329,798	81,729,558	959,952	36,573,968
14.	To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report	448,739,964	77,347,793	931,552	36,573,968

	Proposal	For	Against	Abstain	Broker Non-Votes
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Carnival Corporation	544,867,842	17,750,964	974,470	0
16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc	557,823,090	4,671,316	1,098,870	0
17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2019	553,461,851	5,59,942	4,571,483	0
18.	To approve the giving of authority for the allotment of new shares by Carnival plc	540,887,082	21,558,389	1,147,805	0
19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	559,474,287	2,692,291	1,426,698	0
20.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	555,173,314	6,862,310	1,557,651	0
21.	To approve the Carnival Corporation 2020 Stock Plan	499,936,719	25,767,466	1,315,123	36,573,968
22 .	To approve the Carnival plc UK Employee Share Purchase Plan	524,403,107	2,037,070	579,131	36,573,968

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 9 , 2020	Date:	April 9, 2020